EXHIBIT 10.3

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXECUTION VERSION
Amendment No. 24 to the License Agreement

This Amendment No. 24 (“Amendment No. 24”), effective as of September 1, 2024, (“Amendment Effective Date”) to the Restated License Agreement dated as of November 1, 1994, as previously amended by Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1, 2003, Amended and Restated Amendment No. 6 effective February 24, 2009, Amended and Restated Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, (Amendment No. 9 effective April 23, 2007 having been terminated as of February 24, 2009), Amendment No. 10 effective June 19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013, Amendment No. 13 effective December 21, 2017, Amendment No. 14 effective January 1, 2017, Amendment No. 15 effective January 15, 2019, Amendment No. 16 effective April 1, 2020, Amendment No. 17 effective August 1, 2020, Amendment No. 18 effective October 26, 2021, Amendment No. 19 effective February 23, 2022, Amendment No. 20 effective as of April 25, 2022, Amendment No. 21 effective as of October 20, 2022, Amendment No. 22 effective as of September 1, 2022, and Amendment No. 23 effective May 31, 2024 (collectively, the “License Agreement”), is made by and between S&P Dow Jones Indices LLC (“S&P”) and Cboe Exchange, Inc. (“CBOE”).

WHEREAS, the parties desire to change the per contract rate payable by Cboe to S&P for futures based on a variance indicator, effective September 1, 2024.

NOW THEREFORE, the parties agree as follows:

1.Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement.

2.Paragraph 1(2) of Exhibit C to Addendum No. 1 to the License Agreement is hereby amended and restated in its entirety as follows:

“(2) Effective September 1, 2024, for Category I Products and Category II Products based on any Variance Indicator, a fee of $[*confidential treatment requested*] per Contract; provided, the foregoing per Contract rate is based upon a contract size determined using a multiplier of one. If the multiplier or contract size is changed, then the Parties shall renegotiate the per Contract rate in good faith.”

3. Except as expressly modified hereby, all other provisions in the License Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 24 to be executed and effective as of the Amendment Effective Date.

CBOE EXCHANGE, INC.		S&P DOW JONES INDICES LLC

Signature:	/s/ Catherine Clay	Signature:	/s/ Nashwan Hyder
Name:	Catherine Clay	Name:	Nashwan Hyder
Title:	EVP, Global Head of Derivatives	Title:	VP
Date:	10/2/2024	Date:	10/9/2024